YieldMax JPM Option Income Strategy ETF
Schedule of Investments
January 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 57.3%		Par	Value
United States Treasury Note/Bond
2.63%, 04/15/2025 (a)		$9,213,000	$9,182,786
3.00%, 07/15/2025 (a)		8,920,000	8,869,493
3.88%, 01/15/2026 (a)		8,882,000	8,854,018
TOTAL U.S. TREASURY SECURITIES (Cost $26,855,149)			26,906,297

PURCHASED OPTIONS - 9.1% (b)(c)(d)	Notional Amount	Contracts
Call Options - 9.1%			$–
JPMorgan Chase & Co.		–	$–
Expiration: 01/31/2025; Exercise Price: $277.50	$48,114,000	1,800	900
Expiration: 02/07/2025; Exercise Price: $277.50	48,114,000	1,800	35,100
Expiration: 02/21/2025; Exercise Price: $245.00	48,114,000	1,800	4,216,500
TOTAL PURCHASED OPTIONS (Cost $1,879,218)			4,252,500

SHORT-TERM INVESTMENTS - 33.9%
Money Market Funds - 1.6%		Shares
First American Government Obligations Fund - Class X, 4.32% (e)		748,629	748,629

U.S. Treasury Bills - 32.3%		Par
4.31%, 02/13/2025 (a)(f)		$5,331,000	5,324,710
4.30%, 03/11/2025 (a)(f)		5,347,000	5,324,422
4.15%, 05/15/2025 (a)(f)		4,566,000	4,512,454
Total U.S. Treasury Bills			15,161,586
TOTAL SHORT-TERM INVESTMENTS (Cost $15,907,603)			15,910,215

TOTAL INVESTMENTS - 100.3% (Cost $44,641,970)			47,069,012
Liabilities in Excess of Other Assets - (0.3)%			(155,154)
TOTAL NET ASSETS - 100.0%			$46,913,858
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of security has been pledged to the broker in connection with options as of January 31, 2025.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(f)	The rate shown is the annualized effective yield as of January 31, 2025.

YieldMax JPM Option Income Strategy ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.6)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.4)%
JPMorgan Chase & Co., Expiration: 02/07/2025; Exercise Price: $272.50	$(48,114,000)	(1,800)	$(159,300)

Put Options - (0.2)%
JPMorgan Chase & Co., Expiration: 02/21/2025; Exercise Price: $245.01	(48,114,000)	(1,800)	(101,921)
TOTAL WRITTEN OPTIONS (Premiums received $1,819,378)			$(261,221)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

YieldMax JPM Option Income Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$26,906,297	$–	$26,906,297
Purchased Options	–	4,252,500	–	4,252,500
Money Market Funds	748,629	–	–	748,629
U.S. Treasury Bills	–	15,161,586	–	15,161,586
Total Investments	$748,629	$46,320,383	$–	$47,069,012

Liabilities:
Investments:
Written Options	$–	$(261,221)	$–	$(261,221)
Total Investments	$–	$(261,221)	$–	$(261,221)